CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.
333-271486), Form S-8 (No. 333-261061) and Form S-3 (No. 333-273822) of our report dated March
27, 2023, relating to the consolidated financial statements of Vaxxinity

,

Inc., appearing in this Annual
Report on Form 10-K for the year ended December 31, 2023.

/s/ Armanino
LLP

San Ramon, California

March 27, 2024